UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K


                           CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                         September 1, 1995
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          Date of Report (Date of earliest event reported)



                      Harnischfeger Industries, Inc.
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      (Exact name of registrant as specified in its charter)



   Delaware                   1-9299             39-1566457
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 (State or other           (Commission         IRS Employer
 jurisdiction of           File Number)        Identification No.
 incorporation)



            13400 Bishops Lane, Brookfield, Wisconsin 53005
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                (Address of principal executive offices)


                             (414) 671-4400
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        (Registrant's telephone number, including area code)



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  (Former name or former address, if changed since last report)

Item 5.     Other Events

     On September 1, 1995, Harnischfeger Industries, Inc.
issued a News Release announcing that it has entered into discussions with Dobson Park Industries plc concerning the possible acquisition of Dobson's outstanding shares. Included as Exhibit I to this Current Report on Form 8-K is Harnischfeger Industries,
Inc.'s News Release dated September 1, 1995.

FORM 8-K


                          SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HARNISCHFEGER INDUSTRIES, INC.
                                             (Registrant)


Date:  September 1, 1995           By   /s/ Eric B. Fonstad
                                   --------------------------------
                                   Eric B. Fonstad
                                   Senior Corporate Counsel
                                   and Assistant Secretary

                                                   EXHIBIT I







Francis M. Corby, Jr.                        David Brukardt
EVP Finance and Admin.                       Dir. of Corp. Comm.
(414) 797-6518                               (414) 797-6474



         HARNISCHFEGER HOLDS DISCUSSIONS WITH DOBSON PARK

BROOKFIELD, WIS. -- Sept. 1, 1995 -- Harnischfeger Industries, Inc. announced in London today that it has held discussions with Dobson Park Industries plc ("Dobson") concerning the possible acquisition of Dobson's outstanding shares. Harnischfeger stated that it was seeking further discussions with Dobson and a recommendation from the Dobson board of directors for a share acquisition.

Dobson, based in the United Kingdom, is a diversified manufacturer with interests in mining equipment, industrial electronic control systems, toys and plastics. Its subsidiary, Longwall International Limited, is engaged in the manufacture and sale of roof supports and face conveyors for longwall mining applications.

Harnischfeger stated that it believes the combination of Longwall's business with that of its Joy Mining Machinery subsidiary would be a major new force in the mining equipment industry. Harnischfeger did not disclose an indicated purchase price.

Dobson's stock is traded on the London Stock Exchange. Its closing price on Friday, Sept. 1 was 83 pence per share.

                               ***

Harnischfeger Industries, Inc. is an international holding company with business segments involved in the manufacture and distribution of equipment for papermaking (Beloit Corporation), surface mining (P&H Mining Equipment), underground mining (Joy Mining Machinery), and material handling (P&H Material Handling).